UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2020

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34630	04-2739697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2020, the board of directors and the compensation committee of the board approved an Executive Bonus Plan for fiscal 2021 for our President and Chief Executive Officer and for certain other executives designated by us, including our Executive Vice President, Operations, our Senior Vice President and Chief Financial Officer and our Senior Vice President, General Counsel and Secretary, who are named executive officers.

The purpose of the fiscal 2021 plan is to motivate and reward performance for achieving our financial and operational objectives for fiscal 2021. Payments under the plan are based upon the achievement of predetermined annual corporate financial metrics consisting of target amounts for growth in annual spend and free cash flow. Each of the target amounts is established by the board and is weighted at 60% and 40%, respectively, for purposes of determining each participant’s bonus. In order for any bonus to be payable with respect to a target amount, we must achieve at least 70% of the target amount.
Performance against the corporate financial metrics will be evaluated mid-year and at year-end. Each participant has the potential for a mid-year payment, in an amount not to exceed 25% of the annual bonus target, based on performance against mid-year target amounts. The year-end payment is based on annual performance against the annual performance targets, less any payment received at mid-year. If mid-year payments are made and we underachieve the metrics for the full year, each participant shall refund the amount by which his mid-year payment exceeds the total amount he is entitled to receive for the year.
Under the plan, the compensation committee may make a discretionary award to a participant in such amount as the compensation committee determines to be appropriate and in the best interests of our company.
A copy of the form of the Executive Bonus Plan for fiscal 2021 is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
10.1	Aspen Technology, Inc. FY21 Executive Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: July 22, 2020	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President and General Counsel